Summary Prospectus Supplement	February 28, 2017

Putnam Government Money Market Fund Summary Prospectus dated January 30, 2017

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The fund’s Board of Trustees has determined to limit payments under the distribution and service (12b-1) plans in place with respect to class B, class C, class M, class R and class T1 shares to 0.00% of average net assets effective as of the close of business on March 31, 2017. Beginning on April 1, 2017, the fund will no longer make payments under the distribution and service (12b-1) plans in place with respect to class B, class C, class M, class R and class T1 shares.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. Information about sales charge discounts is available from your financial advisor and in the Appendix to the fund’s prospectus.

The following information replaces similar disclosure for the fund under Fees and expenses:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

			Total annual		Total annual fund operating
	Management	Other	fund operating	Expense	expenses after expense
Share class	fees	expenses =	expenses	reimbursement#	reimbursement

Class A	0.29%	0.42%	0.71%	(0.02)%	0.69%

Class B	0.29%	0.42%	0.71%	(0.02)%	0.69%

Class C	0.29%	0.42%	0.71%	(0.02)%	0.69%

Class G	0.29%	0.23%	0.52%	(0.02)%	0.50%

Class M	0.29%	0.42%	0.71%	(0.02)%	0.69%

Class P	0.29%	0.23%	0.52%	(0.02)%	0.50%

Class R	0.29%	0.42%	0.71%	(0.02)%	0.69%

Class T1	0.29%	0.42%	0.71%	(0.02)%	0.69%

* A deferred sales charge on class A, B, C, and T1 shares may apply to certain redemptions of shares purchased by exchange from another Putnam fund. The rate of the deferred sales charge for Class B shares will be determined based on the time between the original purchase of Class B shares from the other Putnam fund(s) and the date of redemption of shares from this fund.

= Other expenses are estimated amounts for the current fiscal year.

# Reflects Putnam Investment Management, LLC’s contractual obligations to limit certain fund expenses through January 30, 2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain

(over, please)

305308 2/17

the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years

Class A	$70	$225

Class B*	$570	$525

Class B (no redemptions)	$70	$225

Class C	$70	$225

Class G	$51	$165

Class M	$70	$225

Class P	$51	$165

Class R	$70	$225

Class T1	$70	$225

* Reflects assessment of deferred sales charge assuming Class B shares were acquired by exchange from one or more other Putnam funds immediately after purchase of shares from such other fund(s).

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS G	CLASS M	CLASS P	CLASS R	CLASS T1
	PGDXX	PGBXX	PGEXX	PGGXX	PGQXX	PGLXX	PGRXX	PGJXX

Putnam Government Money Market Fund

Summary prospectus

1 | 30 | 17

A world of investing.®

Putnam INVESTMENTS

Putnam Government Money Market Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 1/30/17, are incorporated by reference into this summary prospectus.

Goal

Putnam Government Money Market Fund seeks as high a rate of current income as Putnam Investment Management, LLC believes is consistent with preservation of capital and maintenance of liquidity.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	NONE	1.00%*
Class B	NONE	5.00%*
Class C	NONE	1.00%*
Class G	NONE	NONE
Class M	NONE	NONE
Class P	NONE	NONE
Class R	NONE	NONE
Class T1	NONE	1.00%*

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.29%	0.00%	0.42%	0.71%	(0.02)%	0.69%
Class B	0.29%	0.50%	0.42%	1.21%	(0.02)%	1.19%
Class C	0.29%	0.50%	0.42%	1.21%	(0.02)%	1.19%
Class G	0.29%	0.00%	0.23%	0.52%	(0.02)%	0.50%
Class M	0.29%	0.15%	0.42%	0.86%	(0.02)%	0.84%
Class P	0.29%	0.00%	0.23%	0.52%	(0.02)%	0.50%
Class R	0.29%	0.50%	0.42%	1.21%	(0.02)%	1.19%
Class T1	0.29%	0.25%	0.42%	0.96%	(0.02)%	0.94%

*  A deferred sales charge on class A, B, C, and T1 shares may apply to certain redemptions of shares purchased by exchange from another Putnam fund. The rate of the deferred sales charge for Class B shares will be determined based on the time between the original purchase of Class B shares from the other Putnam fund(s) and the date of redemption of shares from this fund.

=  Other expenses are estimated amounts for the current fiscal year.

#  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through January 30, 2018. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then redeem or hold all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years
Class A	$70	$225
Class B*	$621	$682
Class B (no redemption)	$121	$382
Class C	$121	$382
Class G	$51	$165
Class M	$86	$272
Class P	$51	$165
Class R	$121	$382
Class T1	$96	$304

*  Reflects assessment of deferred sales charge assuming Class B shares were acquired by exchange from one or more other Putnam funds immediately after purchase of shares from such other fund(s).

Investments, risks, and performance

Investments

We invest at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. We invest mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which we invest may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. We may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

The fund may not achieve its goal, and is not intended to be a complete investment program. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Sub-advisor

Putnam Investments Limited*

*  Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments. Shares are sold at a net asset value of $1.00 per share, without any initial sales charge.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Class P shares are only available to other Putnam funds. Class G shares are only available to Putnam fund-of-fund accounts.

Tax information

Distributions from the fund will be taxed as ordinary income unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus, and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

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